KELLWOOD COMPANY
                                          DEFERRED COMPENSATION PLAN II
                                           FOR NON-EMPLOYEE DIRECTORS

                  The Deferred Compensation Plan for Non-Employee Directors, effective January 1, 2005, is as follows:


1.       HISTORY

                  Prior to January 1, 2005, the Company maintained the Kellwood Company Deferred Compensation Plan for Non-Employee Directors (the "Prior Plan"). The Prior Plan has been revised to provide that no deferrals may be made under that Plan for periods after December 31, 2004. The purpose of this Plan is to provide for deferrals after December 31, 2004 that comply with Section 409A of the Internal Revenue Code as added by the American Jobs Creation Act of 2004, and the Plan shall be interpreted accordingly.


2.       DEFINITIONS

                  (a)      "Company" - Kellwood Company

                  (b)      "Board" - the Board of Directors of the Company.

                  (c) "Non-Employee Director" - any duly elected or appointed member of the Board who is not an employee of the Company or of any subsidiary of the Company.

                  (d) "Compensation" - any retainer, meeting and committee chair or member fees to which a Non-Employee Director is entitled for services performed, together with all interest, dividends or other amounts credited to a Participant's account under this Plan.

                  (e) "Participant" - any Non-Employee Director who elects hereunder to defer payment by the Company of any or all Compensation to which that Non-Employee Director may be entitled.

                  (f) "Plan" - The Kellwood Company Deferred Compensation Plan II For Non-Employee Directors.

                  (g) "Secretary" - the duly elected Secretary of the Company.

                  (h) "Cash Account" - the Account being administered for the benefit of a Participant pursuant to section 5 below.

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3.       ADMINISTRATION

                  The Plan shall be administered by the Secretary who shall establish rules or regulations relating to the administration of the Plan; provided, however, that the Board reserves the exclusive authority to amend and terminate this Plan. No member of the Board shall be liable for any act or determination made in good faith.


4.       ELECTION TO DEFER COMPENSATION

                  (a) Each Non-Employee Director may elect to defer the payment of all or any part of his/her Compensation by executing and delivering to the Secretary a Notice of Election, in the form attached hereto and incorporated herein by this reference. Such election shall be applicable only to Compensation payable on or after the first day of the month next following the month in which Notice of Election is received by the Secretary.

                  (b)      i.       Elections must be made by new Board Members
                                    within 30 days of becoming a Board Member.

                           ii All other elections must be made annually only during the month of December.

                  (c) An election to defer payment of Compensation shall continue in effect until revoked or amended in writing during the period described in subparagraph
                           (b) above. In addition, the receipt of a new Notice of Election form by the Secretary shall constitute a revocation of any previously filed Notice of Election form. The receipt of an amended Notice of Election form by the Secretary shall constitute an amendment of that appropriate section of any previously filed Notice of Election form. No revocation shall be effective with respect to Compensation earned prior to the date the revocation is received by the Secretary or the effective date of the new Notice of Election. Any such revocation shall be effective only for future calendar years.


5.       ACCOUNTING

                  (a) The Company shall establish on its books a separate bookkeeping account for each Participant to which it shall credit, as of the end of each calendar month, the amounts of Compensation that the Participant has elected to defer under the then current Notice of Election. The bookkeeping account will be designated as a Cash Account.

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                  (b)      The Secretary shall furnish each participant with a
                           statement of the amount credited to the deferred compensation Cash Account promptly following the end of each calendar year.


6.       ADJUSTMENT OF ACCOUNTS

                  The Company shall maintain separate bookkeeping accounts in the name of each Participant. As of the last day of each calendar month, a Participant's account shall be adjusted as follows:

                  (a) First, the balance in the Participant's accounts as of the last day of the prior month shall be increased, in such manner and at such time as the Company shall determine on a uniform basis, by an amount equal to one-twelfth of the sum of the "prime rate" plus 1%. The prime rate for this purpose shall be the rate reported as such in the Wall Street Journal on the first business day of December of the calendar year immediately preceding the applicable month.

                  (b) Next, compensation deferrals which are made during the month shall be credited to accounts, and each January 31 payments made on or about such date shall be debited, all in accordance with rules established by the Company.


7.       DISTRIBUTION

                  (a) At the time a Participant first elects to make a compensation deferral contribution, he shall also elect to receive his account either in a lump sum or in annual installments over a period not to exceed ten years. A lump sum payment shall be made, and installment payments shall commence, on or about the last business day of January following the calendar year in which the Participant separates from service with the Company. Each following installment shall be made on or about the last business day of January of any succeeding year. A Participant may change his election made under this subsection at any time, but such change shall be recognized only if (i) it is filed with the Company at least 12 months prior to the date payment is otherwise due to be made; (ii) in the case of an election related to a payment made for a reason other than separation from service due to Disability or death, the first payment to which such election is made is deferred for a period of at least five years from the date such payment would otherwise be made; and (iii) it does not accelerate the timing or amount of any payment. Disability shall mean either the Participant's inability to engage in any substantial gainful activity by reason of any

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                           medically determinable physical or mental impairment
                           which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (B) the Participant's receipt, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, of income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant's employer.

                  (b) Except as provided in Treasury regulations issued under Internal Revenue Code Section 409(A), payment of an account may not be accelerated and paid before the date provided in this section 7.


8.       MISCELLANEOUS

                  (a) The Board may amend or terminate this Plan at any time; however, any amendment or termination of this Plan shall not affect the rights of Participants or beneficiaries to payment, in accordance with section 6 of this Plan, of amounts credited to Participants' deferred compensation Cash Account at the time of such amendment or termination.

                  (b) This Plan does not create a trust in favor of a Participant, his/her designated beneficiary or beneficiaries, or any other person claiming on his/her behalf, and the obligation of the Company is solely a contractual obligation to make payments due hereunder. In this regard, the balance in the deferred compensation Cash Account shall be considered a liability of the Company and the Participant's right thereto shall be the same as any unsecured general creditor of the Company. Neither the Participant nor any other person shall acquire any right, title, or interest in or to any amount outstanding to the Participant's credit under the Plan other than the actual payment of such portions thereof in accordance with the terms of the Plan.

                  (c) No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or change, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or change the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. If any Participant or beneficiary shall become bankrupt or attempt to anticipate, alienate, sell, assign,

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                           pledge, encumber or change any right or benefit
                           hereunder, then such right or benefit shall, in the discretion of the Board, cease and terminate; and in such event, the Company may hold or apply the same or any part thereof for the benefit of the Participant or his/her beneficiary, his/her spouse, children or other dependents, at any time and in such proportion as the Board may deem proper. Any statement to the contrary notwithstanding, the Company may apply any distribution of the Plan to satisfy, in whole or in part, any indebtedness of a Participant to the Company.

                  (d) Construction of the Plan shall be governed by the laws of Missouri.

                  (e) The terms of the Plan shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of all parties in interest.

                  (f) The headings have been inserted for convenience only and shall not affect the meaning or interpretation of the Plan.

                  (g) Each Participant shall submit to the Secretary, his/her current mailing address. It shall be the duty of each Participant to notify the Secretary of any change of address. In the absence of such notice, the Secretary shall be entitled for all purposes to rely on the last known address of the Participant.

                  (h) Any amount payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the
                           Company and the Board with respect thereto.
                  (i)      Nothing in this Plan or any amendment thereto shall
                           give a Participant, or any beneficiary of a
                           Participant, a right not specifically provided therein. Nothing in this Plan or any amendment thereto shall be construed as giving a Participant the right to be retained as a member of the Board.

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                                KELLWOOD COMPANY
                           DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                           --------------------------

                   / /   NOTICE OF ELECTION
                         ------------------

                   / /   NOTICE OF AMENDMENT
                         -------------------
                              (check one)


1. Name:
                      ----------------------------------------------------------

2. Percentage of Compensation to be Deferred:

          Retainer Fees                             %
                                      -------------
          Meeting Fees                              %
                                      -------------
          Committee Fees                            %
                                      -------------

3. Distribution is to Commence the last business day of January following the calendar year in which Directorship ceases.

4.        Form of Distribution (check one):

                        Approximately equal annual installments for a period of ____ years (not to exceed 10 years)
          ------

          Or
                        Lump-Sum.
          ------

5. Primary Beneficiary Designation:

          Name            Relationship     Address       Soc. Sec. No.   Share
          ----            ------------     -------       -------------   -----
                                                                               %
          ----------------------------------------------------------------------
                                                                               %
          ----------------------------------------------------------------------
                                                                               %
          ----------------------------------------------------------------------

6. Contingent Beneficiary Designation:

          Name            Relationship     Address       Soc. Sec. No.   Share
          ----            ------------     -------       -------------   -----
                                                                               %
          ----------------------------------------------------------------------
                                                                               %
          ----------------------------------------------------------------------
                                                                               %
          ----------------------------------------------------------------------

The undersigned does hereby elect to continue to defer Compensation earned after the effective date of this notice pursuant to the Kellwood Company Deferred Compensation Plan II for Non-Employee Directors, the receipt of a copy of which is hereby acknowledged.

          Dated this ____ day of ___________________, 200__.

                                                     ___________________________
                                                     Participant

NOTICE OF ELECTION FORM RECEIVED THIS____ DAY OF __________, 200__.

                                                     ___________________________
                                                     Secretary